News Release FOR IMMEDIATE RELEASE Investor Relations Contacts: Chuck Coppa, CFO American Power Group Corporation 781-224-2411 ccoppa@americanpowergroupinc.com Mike Porter Porter, LeVay, & Rose, Inc. 212-564-4700 mike@plrinvest.com American Power Group Corporation’s Letter to Shareholders Annual Shareholders’ Meeting Date Set For May 13, 2016 Lynnfield, MA – April 26, 2016 – American Power Group Corporation (OTCQB) today announced that its Annual Shareholder’s meeting will be held on Friday, May 13, 2016 at 9:00 A.M. at the offices of Morse, Barnes-Brown & Pendleton, P.C. City Point, 230 Third Avenue, 4th Floor, Waltham, MA 02451 for the following purposes: (1) to consider and act upon a proposal to elect four directors for the ensuing year; (2) to approve an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 to 350,000,000; (3) to approve, consider and act upon a proposal to approve the adoption of the 2016 Stock Option Plan; (4) to hold an advisory vote on the compensation of the Company’s named executive officers (the “say-on-pay”) and (5) to consider and act upon a proposal to ratify the selection of the firm of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. as our independent auditors for the fiscal year ending September 30, 2016. In conjunction with the mailing of the proxy statement for the Annual Meeting and the Annual Report for the fiscal year ended September 30, 2016, the following letter to the shareholders of American Power Group Corporation was included. MESSAGE TO OUR SHAREHOLDERS To Our Shareholders: As I believe everyone can appreciate, we are living in a much different world than we were a year ago or even three months ago. The one constant during these turbulent times has been the reliability and durability of our industry leading dual fuel solution and growing market recognition that we have the best dual fuel conversion technology at the lowest total cost of ownership available in the market. We estimate our customers have driven over 100 million cumulative dual fuel miles thus far. While we cannot control the macro variables associated with low priced oil that are impacting all alternative fuel companies today, we can control how we deploy our resources during this time. Accordingly, we have had to modify our approach in several areas in response to the ever-changing economic and competitive landscape we live in. As we noted in early January, we have reduced operating costs across all functional areas during the past year and recently restructured approximately $5 million of long term and short term debt to better reflect the near term cash flow implications of a slower than expected revenue ramp up. This will save us over $1.5 million in cash outflows during 2016. We are very pleased with the fact that several large shareholders, including several investors affiliated with members of our Board of Directors, have invested an additional $2.2 million in January on top of their over $11 million investment to date in American Power Group. We believe this speaks volumes to the level of support and confidence these individuals have in our company despite the recent softness in oil prices. Instead of letting these challenges become distractions, we are building a new foundation that transcends economics alone and builds on new emerging market (regulatory driven as well as sustainability driven) initiatives which will benefit from our dual fuel technology. Our value add proposition is going to be more about trying to expand the regulatory adoption of our emission reduction programs at the state and federal level. We are at the forefront of providing technical and practical

American Power Group Corporation Press Release April 26, 2016 ________ Page 2 solutions to meet the ever increasing regulatory demands of reducing diesel related emissions with our dual fuel solution and that message is beginning to spread. We are focusing our efforts on what we call “Momentum Builders”. These are opportunities where we can provide cost effective, game changing environmental solutions to help meet the ever increasing global, national and local air quality objectives; expand our addressed markets geographically with a growing global footprint; and expand into new product lines beyond heavy duty trucks and stationary diesel engines. Several examples are as follows: A. California - A Land of Opportunity for American Power Group California has some of the highest fuel costs in the country while consuming approximately 3.5 billion gallons of diesel fuel per year, resulting in record levels of harmful ozone pollutants such as nitrous oxides (NOx) and particulate matter (soot). California is under extreme regulatory pressure to show dramatic improvements in emission reduction, particularly in the area of NOx reduction by 2023, or potentially face significant reductions in federal funding. This is where American Power Group can help and we believe the opportunity could be huge from multiple perspectives. In 2015, we received our first California Air Resources Board (“CARB”) engine conversion certification, opening the door for two subsequent additional engine family submissions. When our V5000 dual fuel solution is installed on a 2010 and newer OEM SCR (selective catalyst reduction) engine, the emission results are 50% below the current EPA/CARB NOx standards, which is one of the lowest readings in the industry. As a result, we are now seen as a viable, if not the most viable, cost effective solution out there to help address California’s emission reduction goals today as well as the more stringent ones coming in 2023. We are currently in discussions with CARB and various California air quality organizations seeking an agreed upon path to commercialization as well as the potential funding to complete the next generation development of our dual fuel solution which would incorporate advanced aftermarket SCR technology we believe will be necessary to meet the 2023 requirements. This next generation solution will be designed for both vehicular and stationary applications and there is potential funding available to offset a portion of the operator’s conversion costs. We believe that by positioning our dual fuel solution as a cost effective way to meet mandated emission reduction requirements, we can mitigate some of the near term concern regarding the tighter diesel/natural gas price differential, especially given the alternatives of purchasing an expensive new dedicated natural gas truck or taking your diesel truck off the road. We also anticipate that the ripple effects of success in California should have national implications since California is regarded as being at the forefront in emission reduction efforts. B. Increasing Federal and State Incentives and Tax Credits for Natural Gas Usage In these times of increasing federal, state and local regulatory pressure to reduce harmful emissions on multiple fronts, we are seeing a larger number of fleets placing a higher value on the significant emission reduction benefits of our dual fuel technology than in the past. The EPA reports that 129 million people, or 40% of the U.S. population, live in air quality non- attainment regions. This past year we have seen a noticeable increase in attention and commitment at both the federal and state level to increase funding for tax credits and incentives for natural gas solutions at both the fueling infrastructure and operator levels. In late 2015, Congress approved an alternative fuel excise tax credit of $0.50 per gallon retroactive to 2015 and prospectively approved it for 2016, which many fuel suppliers are passing on in the form of lower CNG and LNG pump prices. In addition, a recent federal law change provides that LNG will be taxed on its BTU value, which reduces the federal fuel tax by $0.17/gallon. We are currently tracking natural gas funding programs in twenty-three states including Texas, which recognizes all of our 489 EPA engine approvals as being eligible for its Emission Reduction Incentive Grant (“ERIG”) program, under which grant incentives ranging from several thousand dollars to $15,000 may be available. C. The Projected Growth of Renewable Natural Gas Will Benefit Us in Several Ways Renewable Natural Gas (“RNG”) is derived from bio-methane that is naturally generated by the decomposition of organic waste from landfills, agriculture waste, municipal solid waste plants and waste water treatment plants. California has taken the lead in expanding the use of RNG to help reduce its carbon footprint in their EPA non-attainment regions. Given that our dual fuel solution is agnostic between RNG, CNG, and LNG sources of natural gas, this is another opportunity where American Power Group can help. Our reduced NOx emission results combined with the use of RNG enhances the positive attributes of our dual fuel technology in California and other emission sensitive states. We estimate that every 10,000 long-haul trucks using our dual fuel solution and running on RNG would consume 92 million gallons of RNG and displace 92 million gallons of diesel fuel on an annual basis. A second emerging potential dual fuel benefit and potential revenue source in using RNG will be carbon credits. We have been contacted by firms in the carbon

American Power Group Corporation Press Release April 26, 2016 ________ Page 3 credit trading industry to discuss incorporating the value of various potentially available carbon credits into the marketing of our dual fuel solution. D. Continued Expansion of Our Global Footprint Around the world, the use of natural gas as an alternative to diesel fuel for economic and environmental reasons continues to gain significant traction. At the recent Paris Climate Change Conference in December 2015, the 195 participating countries agreed to a global pact to reduce emissions as part of the method to reduce greenhouse gases during the 21st century, with the use of natural gas to displace diesel being high on the list of solutions. During the past 15 months, two leading natural gas joint venture groups have begun to build out the CNG and LNG infrastructure in key Mexican cities and have selected us as their “Preferred Dual Fuel Natural Gas Partner” for Class 8 trucks as well as an emerging new market for mine haul trucks. It is their intention to roll the cost of our dual fuel solution into the cost of their natural gas, making adoption much easier and cost effective for potential customers. In essence, they see us as the “razor to their razor blades”. We also anticipate doing our first conversions in Quebec and British Columbia during 2016. E. Trident Oil and Gas Flare Capture Business – Our Diamond in the Rough Our core Trident business acquisition strategy is centered on the need for oil and gas production companies to employ Trident’s flare capture and recovery services on remote and stranded wells sites to meet the increasingly more stringent regulatory flare capture limits in North Dakota. In January 2016, North Dakota’s flare capture requirements increased from 75% to 80% and are set to increase again in November 2016 to 85%, presenting an increasing challenge to operating in a compliant manner for many of the remote and stranded wells. Recent low oil prices have impacted both the number of potential well sites as well as the price we are paid for the resulting natural gas liquids (“NGLs”), prompting us to idle our flare recovery systems pending improvement in both metrics. As noted earlier, we have proactively restructured and reduced our near term Trident obligations in anticipation of this potential idling of the units to conserve resources. We have seen an increase in requests for service quotes in the past thirty days as oil prices have improved, with some of the NGL component pricing up 50% from their January lows. We see these pending tighter flare regulations, the increased number of designated “remote and stranded” wells due to delayed pipeline infrastructure investments and the recovery of oil prices positively impacting these efforts. An even larger potential opportunity for Trident’s future capabilities is centered around the recently announced federal methane capture requirements placed on the oil and gas industry. On March 10, 2016, the Obama Administration and EPA announced measures to reduce methane emissions from the oil and natural gas industry by 40% to 45% below the levels of 2012 by 2025. The announcement from the White House came as part of a joint agreement with Canada on curbing methane emissions in North America. Historically, flared methane has been excluded from the flared gas regulations due to the difficulty and higher costs to separate methane from the other flared gases. The World Bank estimates about 4.9 trillion cubic feet of gas of the world’s oil and gas production is flared off by the oil industry every year. In anticipation of this potential opportunity, we have designed our fourth remote flare capture system to have the capabilities necessary to separate and process the currently un-regulated flared methane into compressed natural gas that can be used with our dual fuel solution. We greatly appreciate your support and will continue to do our best to take the actions we believe necessary to ensure the future viability and sustainability of American Power Group. We invite you to please join us on May 13, 2016 for our Annual Shareholder’s Meeting at which time you’ll get an opportunity to meet our Senior Management Team as well as Board of Directors. Sincerely, Maurice E. Needham Chairman About American Power Group Corporation American Power Group’s subsidiary, American Power Group, Inc. provides cost effective products and services that promote the economic and environmental benefits of our alternative fuel and emission reduction technologies. Our patented Turbocharged Natural Gas® Dual Fuel Conversion Technology is a unique non-invasive software driven solution that converts existing vehicular and stationary diesel engines to run concurrently on diesel and various forms of natural gas including compressed natural gas, liquefied natural gas, conditioned well-head/ditch gas or bio-methane gas with the flexibility to return to 100% diesel fuel operation at any time. Depending on the fuel source and operating profile, our EPA and CARB approved dual fuel conversions seamlessly displace 45% - 65% of diesel fuel

American Power Group Corporation Press Release April 26, 2016 ________ Page 4 with cleaner burning natural gas resulting in measurable reductions in nitrous oxides (NOx) and other diesel-related emissions. Through our Trident Associated Gas Capture and Recovery Technology, we provide oil and gas producers a flare capture service solution for associated gases produced at their remote and stranded well sites. These producers are under tightening regulatory pressure to capture and liquefy the flared gases at their remote and stranded well sites or face significant oil output reductions. With our proprietary Flare to Fuel™ process technology we can convert these captured gases into natural gas liquids (“NGL”) which can be sold as heating fluids, emulsifiers, or be further processed by refiners. Given pending federal methane capture regulations, we anticipate our next generation NGL processing systems will have the capability to convert the residual flared methane into pipeline quality natural gas that can be sold for a variety of dedicated and dual fuel vehicular, stationary, industrial and household uses. See additional information at: www. americanpowergroupinc.com Caution Regarding Forward-Looking Statements and Opinions With the exception of the historical information contained in this release, the matters described herein contain forward-looking statements and opinions, including, but not limited to, statements relating to new markets, development and introduction of new products, and financial and operating projections. These forward-looking statements and opinions are neither promises nor guarantees, but involve risk and uncertainties that may individually or mutually impact the matters herein, and cause actual results, events and performance to differ materially from such forward-looking statements and opinions. These risk factors include, but are not limited to, the fact that, our dual fuel conversion business has lost money in the last seven consecutive fiscal years and our flare gas capture and recovery business has yet to generate measurable revenues, the risk that we may require additional financing to grow our business, the fact that we rely on third parties to manufacture, distribute and install our products, we may encounter difficulties or delays in developing or introducing new products and keeping them on the market, we may encounter lack of product demand and market acceptance for current and future products, we may encounter adverse events economic conditions, we operate in a competitive market and may experience pricing and other competitive pressures, we are dependent on governmental regulations with respect to emissions, including whether EPA approval will be obtained for future products and additional applications, the risk that we may not be able to protect our intellectual property rights, factors affecting the Company's future income and resulting ability to utilize its NOLs, the fact that our stock is thinly traded and our stock price may be volatile, the fact that we have preferred stock outstanding with substantial preferences over our common stock, the fact that the conversion of the preferred stock and the exercise of stock options and warrants will cause dilution to our shareholders, the fact that we incur substantial costs to operate as a public reporting company and other factors that are detailed from time to time in the Company's SEC reports, including the report on Form 10-K for the year ended September 30, 2015 and the Company's quarterly reports on Form 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements and opinions, which speak only as of the date hereof. The Company undertakes no obligation to release publicly the result of any revisions to these forward-looking statements and opinions that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.